General	6 Months Ended
Jun. 30, 2023
General [Abstract]
GENERAL

NOTE 1 - GENERAL

A.	Operations

Beamr Imaging Ltd. (the “Company” or “Beamr”) was incorporated on October 1, 2009 under the laws of the State of Israel. The Company engages in the development of an optimization technology for video and photo compression.

B.	Foreign operations

1.	Beamr Inc.

In 2012, the Company incorporated a wholly owned U.S. subsidiary named Beamr Inc. (“Beamr Inc.”) for the purpose of reselling the Company’s software and products in the U.S. market.

2.	Beamr Imaging RU LLC

In 2016, the Company incorporated a wholly owned, limited Russian partnership named Beamr Imaging RU LLC (“Beamr Imaging RU”) for the purpose of conducting research and development services to the Company.

The Company and its entities herein considered as the “Group”.

C.	Liquidity and capital resources

The Company has devoted substantially all of its efforts to research and development, the commercialization of its software and products and raising capital for such purposes. The development and commercialization of the Company’s software and products are expected to require substantial further expenditures. To date, the Company has not yet generated sufficient revenues from operations to support its activities, and therefore it is dependent upon external sources for financing its operations. During the period of six months ended June 30, 2022, the Company had net losses of $924. As of June 30, 2023, the Company had an accumulated deficit of $31,900 The Company plans to finance its operations through the sales of equity (including the Company’s underwritten U.S. Initial Public Offering (“IPO”) of its ordinary shares, par value NIS 0.05 per share, of the Company (the “Ordinary Shares”) that closed in March 2023) and to the extent available, refinancing of liabilities on a long-term basis and through revenues from sales of its software, products and related services. In addition, the Company is collaborating with a strategic partner in development of the Company’s next generation product, a cloud-based SaaS solution that is based the Company’s video optimization technology and which is expected to allow the Company to potentially access new customers and new markets with relatively low sales investment.

During the year ended December 31, 2022, the Company raised net amounts of $887 through a Funding Agreement with IBI Spikes Ltd. During the period of six months ended June 30, 2023, the Company announced the pricing of its IPO of 1,950,000 Ordinary Shares at a public offering price of $4.00 per share, for aggregate gross proceeds of $7,800 before deducting underwriting discounts and other offering expenses. Direct and incremental costs incurred amounted to $1,418.

Management has considered the significance of such conditions in relation to the Company’s ability to meet its current obligations and to achieve its business targets and determined that it has sufficient cash to fund its planned operations for at least the next 12 months.

D.	The impact of the Russian Invasion of Ukraine

On February 24, 2022, Russia invaded Ukraine. The Company has an operation in Russia through its wholly owned subsidiary, Beamr Imaging RU. The Company undertakes some of its software development and design, quality assurance and support in Russia using personnel located there. While most of the Company’s developers are located in Russia, its research and development leadership are all located in Israel. The Company has no manufacturing operations in Russia, and the Company does not sell any products in Russia. The Company constantly evaluates its activities in Russia and currently believes there was no significant impact on its activities.